UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05518
                                                     ---------

                               THE RBB FUND, INC.
        ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             300 East Lombard Street
                               Baltimore, MD 21202
        ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                       The Corporation Trust Incorporated
                             300 East Lombard Street
                               Baltimore, MD 21202
        ------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-792-2555
                                                            ------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2004
                                              ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
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                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                [GRAPHIC OMITTED]

                              Small Cap Value Fund



                                  Annual Report
                                 August 31, 2004

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                                ADVISER'S REPORT

March 17, 2005

Dear Shareholder:

We are pleased to provide you with the 2004 Annual Report on the performance of the n/i NUMERIC INVESTORS Small Cap Value Fund (the "Fund") for the fiscal year ended August 31, 2004.

INVESTMENT DISCUSSION

The table below compares the returns of the Fund with the returns of its benchmark over several periods of interest.

                                                      TOTAL RETURNS
                                                      -------------
                                                                                             AVERAGE
                                                                                             ANNUAL           AVERAGE
                                 SIX MONTHS         SIX MONTHS           ONE YEAR          FIVE YEARS         ANNUAL
                                    ENDED              ENDED               ENDED              ENDED        RETURN SINCE
                              FEBRUARY 29, 2004   AUGUST 31, 2004     AUGUST 31, 2004    AUGUST 31, 2004    INCEPTION*
                              -----------------   ---------------     ---------------    ---------------   ------------
SMALL CAP VALUE FUND                +23.96%               (2.02)%            +21.46%          +21.12%           +19.56%
Russell 2000 Value Index**          +21.31%               (1.50)%            +19.49%          +13.36%           +11.84%
DIFFERENCE                           +2.65%               (0.52)%             +1.97%           +7.76%            +7.72%

----------
* Inception November 30, 1998.
**The  index  is  unmanaged  and  is  not   available  for  direct   investment.
  Small-sized company stocks are generally more volatile than large company stocks. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher.
  Performance data current to the most recent month-end may be obtained at www.numeric.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund experienced negative absolute returns during the six-month period ended August 31, 2004, primarily due to the recent market retreat. Our benchmark-relative return (from our stock-selection process) was slightly negative over this period by about 0.5%. Nonetheless, the absolute returns for the entire fiscal year remained firmly in positive territory in excess of 21.4%. The sizable return for the year was driven by a combination of the upward move in the equity market, as measured by the benchmark, and the alpha generated by our process.

Reviewing the benchmark-relative returns for the entire fiscal year, we are very pleased to observe that our investment process added value just shy of 2% in the Fund. Although the Fund had a modest benchmark-relative return during the fiscal year, it had a large absolute return as the small-cap value sector of the market was the best performer.

During the six-month period ended August 31, 2004, there were a variety of factors which weighed on the market, with the closely followed S&P 500 Index down almost 3.6%. The period began with the ugly specter of terrorist attacks highlighted by the Madrid train bombings in March. Inflation fears were sparked by a higher than expected GDP price deflator and by comments from the Federal Reserve which potentially indicated that an aggressive tightening in monetary policy was imminent. In fact an aggressive Fed action did not materialize and the market has welcomed the measured Fed response. Although consumer spending has generally remained robust, concern over higher oil prices and lack-luster employment data ultimately prevailed to drive the market lower.

Looking at the market's return in greater detail during the six-month period ended August 31, 2004, reveals that value stocks significantly outpaced growth stocks and that large-cap stocks out-performed their small-cap counterparts. The nexus of these results made large-cap value stocks the best performing equity asset class over this period. Specifically, using the Russell style indices, large-cap value stocks (Russell 1000 Value Index) essentially remained unchanged, while small-cap growth stocks (Russell 2000 Growth Index) declined 10.4% during the period. Over the entire fiscal year value trounced growth by over 12% and the market displayed no preference regarding capitalization.

As you will recall, we construct our portfolios using a bottom-up stock selection process that is based on our proprietary quantitative stock-selection models. These models allow us to formulate a view on the fair price for a stock, considering its growth and stability, and take into account analysts' estimate revisions, and the quality of a company's earnings. In addition, while always seeking to have strong absolute performance, we are primarily focused on the benchmark-relative return of the Fund. For this reason, we seek to mitigate unnecessary risks by managing the portfolio that is effectively economic-sector neutral with respect to its benchmark. Namely, we seek to maintain sector weights that are only a few percentage points away from the benchmark sector weights. Furthermore, we try to avoid large stock-specific risk by broadly diversifying the portfolio across many stocks and by preventing any one holding from exceeding approximately 2% of a Fund's overall weight.

Attribution analysis of the Fund's return over the entire fiscal year finds that all of our proprietary models made positive contributions to performance. Given the market's strong preference for value stocks over growth stocks, it is not surprising to note that our Fair Value model generally accounts for a good portion of the Fund's out-performance. During the year the Quality of Earnings model was also powerful. Lastly, our Estrend model was very modestly additive in the Fund.

The  following  table   summarizes  which  economic  sectors  made  the  largest
contribution to the Fund's total return during the entire fiscal year.

       FUND             LARGEST CONTRIBUTING SECTORS       SECTOR'S RETURN
---------------         ----------------------------       ---------------
Small Cap Value                  Financials                     19.5%
                           Consumer Non-Cyclicals               36.9%

It is interesting to note that all 9 of the economic sectors posted double digit positive returns for the Fund for the fiscal year.

At the individual security level, the largest contributors to the Fund's return included the commercial bank, Fremont General Corp (+55bps; 0% of portfolio on 8/31/04), and the materials testing and simulation company, MTS Systems (+49bps; 0% of portfolio on 8/31/04). The holdings which most negatively impacting the return included PMA Capital Corp (-68bps; 0% of portfolio on 8/31/04), the property and casualty insurance company, and Sonic Automotive (-46bps; 0.1% of portfolio on 8/31/04), the automobile retailer.

As the Fund's investment adviser, we are continuously working at improving our investment process. Being a disciplined and quantitatively based asset manager, much of this effort is focused on enhancing our proprietary models. In this vein, we are pleased to inform you of several improvements that have recently been implemented. We have observed for some time that the efficacy of our analysts' estimate revision model, known as Estrend, has been on the decline. We have augmented its power by incorporating an element of price momentum. In addition we have found an additive way to introduce the use of short interest as information flow for the Fund. Short interest has been used in our growth offerings for some time now. Lastly, while our Fair Value model is one of the hallmarks of our success, we have known that it can struggle in certain growth sectors of the market. In an attempt to address this, we have introduced the use of a cash flow based valuation model for certain growth stocks.

MANAGEMENT DISCUSSION

We have five business matters to share with you. Perhaps the fifth topic is the most important.

First, the preceding section of this report was written by Joseph Schirripa, CFA, who has been the co- portfolio manager for our n/i Small Cap Value Fund along with Arup Datta, CFA. In the past this discussion has usually been prepared by me, Langdon Wheeler, CFA, as Chief Investment Officer and President of Numeric. I am delighted to share this responsibility with Joe who is such a thoughtful observer of the markets and has a clear writing style.

Second, I have mixed emotions as I report that one of my first and longest-serving colleagues at Numeric, Shannon Vanderhooft, CFA, took early retirement at the end of 2004 to be a full-time Mom for her pre-adolescent children. Shannon has been co-portfolio manager for the n/i Growth and Emerging Growth Funds for many years. She was also a member of our Management and Investment Committees as Head of our Small Cap and Momentum Group. My emotions are mixed because I salute her choice to make her children's well-being her first priority but I will miss working with her. Daniel Taylor, CFA, a talented portfolio manager and quantitative analyst, has been co-managing these (and other) portfolios with Shannon for the past three years and has taken the lead in managing these Funds. Dan has also taken Shannon's seat on the Investment Committee. In addition, at the beginning of 2005, Dan has also assumed portfolio management responsibilities for the Small Cap Value Fund. We have known that there are many benefits associated with grouping the management of small cap offerings and we have taken this opportunity of transition to bring about this change. As a result, Joe has now moved into a co-portfolio management role for our Mid Cap Fund, along with Arup.

Third, you were sent a proxy this past fall seeking your approval to retain Numeric as advisor to the n/i Family of Funds, given the change in ownership that occurred at Numeric in June. (Reflecting that transaction, our logo has a new color and our name is now followed by the initials "LLC" (limited liability company) rather than "LP" or limited partnership.) In the transaction, Numeric's original financial partners and some former employees who still owned interests in Numeric were bought out completely by TA Associates, a private equity firm based in Boston. The resulting ownership structure has Numeric management owning roughly half of the firm and TA the other half. TA will take seats on our Board of Directors but we do not anticipate any changes in our investment process or our business strategy of "good not big" and "dollars of excess return." Thank you for responding promptly to this proxy.

Fourth, you are aware that we re-opened our previously closed n/i Emerging Growth and Small Cap Value Funds to current shareholders for two weeks in early September. During these two weeks, current shareholders in any of our four funds were permitted to invest in any of our other funds. Thereafter, only current investors in any fund could add to their investment in that fund. You may recall that we also opened the funds in June but delays in printing and mail caused many investors to not know about this opportunity until it had passed. Thus we did a second reopening to provide our loyal shareholders with an opportunity to diversify across our other strategies. This was further complicated by the hard close of our Small Cap Value Fund on January 1st due to the expiration of the Fund's prospectus as described later in this letter. I am happy to report that currently all of our funds are open to further investment by current shareholders in each fund, although we must reserve the right to close any fund again should we determine that the asset growth could impair our ability to add value.

Fifth, The RBB Fund, Inc. ("RBB") has been notified by the Securities and Exchange Commission (the "SEC") that the performance fees on the Small Cap Value Fund have not been calculated in accordance with the applicable rules for the last several years and therefore an overpayment has been made to Numeric. Applying similar standards, it appears that Numeric was underpaid by the Midcap and Growth Funds. RBB and we have agreed with the SEC to calculate the fee in accordance with the applicable rules effective September 1, 2004. Small Cap Value Fund shareholders will be reimbursed for any previous overcharge plus interest outside of the Fund, but shareholders of the Midcap and Growth Funds will NOT incur a delayed charge. We are currently evaluating alternative fee structures in an effort to achieve maximum fairness for the shareholders, and may communicate with you further if we conclude that a change in fee structure is warranted.

Due to the unusual nature of this performance fee issue and questions concerning the appropriate accounting treatment and disclosure of the overpayment and related reimbursement, there was a delay in the filing of the Fund's Annual Report and the updating of the Fund's prospectus, which expired on December 31, 2004. The expiration of the Fund's prospectus also caused the Fund to institute a "hard close" until these issues could be resolved. We are pleased that these accounting and disclosure issues were resolved and that the Fund is reverting to a "soft close" effective March 24, 2005.

Thank you once again for being a shareholder in the n/i numeric investors Small Cap Value Fund. We are grateful for your business and for the confidence you have placed in us to manage a portion of your investments. We hope that you are pleased with the results of the past fiscal year, as we are pleased in creating value across all of our Funds.

Sincerely,

/s/ Langdon B. Wheeler                            /s/ Joseph Schirripa
----------------------                            -------------------------
Langdon B. Wheeler, CFA                           Joseph Schirripa, CFA
President & Chief Investment Officer              Co-Portfolio Manager
Numeric Investors LLC(R)                          n/i Small Cap Value Fund

----------
Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

In additional to historical information, this report contains forward-looking statements that may concern, among other things, the domestic market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Performance results do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions. On the accompanying line charts and total return tables found on page 6, the returns of the Fund assumes reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

The Fund is distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
             Comparison of Change in Value of $10,000 Investment in n/i NUMERIC INVESTORS Small Cap Value Fund(1)(2) vs. Russell 2000 Value Index


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                 Small Cap Value Fund     Russell 2000 Value Index
11/30/98**              $10,000                   $10,000
02/28/99**               $9,383                    $9,350
05/31/99**              $10,867                   $10,430
08/31/99**              $10,717                   $10,166
11/30/99**              $10,044                    $9,814
02/28/2000**             $9,354                   $10,452
05/31/2000**            $10,773                   $10,401
08/31/2000**            $12,210                   $11,556
11/30/2000**            $12,503                   $11,217
02/28/2001**            $14,560                   $12,747
05/31/2001**            $15,976                   $13,461
08/31/2001**            $16,846                   $13,641
11/30/2001**            $16,688                   $13,347
02/28/2002**            $19,145                   $14,440
05/31/2002**            $21,568                   $15,536
08/31/2002**            $19,089                   $12,877
11/30/2002**            $18,160                   $13,106
02/28/2003**            $17,396                   $11,783
05/31/2003**            $20,586                   $14,371
08/31/2003**            $23,004                   $15,926
11/30/03                $26,020                   $17,681
2/29/04                 $28,516                   $19,321
5/31/04                 $27,351                   $18,799
8/31/04                 $27,941                   $19,030

            -----------------------------------------------
                                               Value on
                                            August 31, 2004
                                            ---------------
            Small Cap Value Fund                $27,941
            Russell 2000 Value Index            $19,030
            -----------------------------------------------

-----------------------------------------------------------------------------
                                  Total Returns

                                                       AVERAGE ANNUAL
                                               ------------------------------
                              ONE YEAR ENDED   FIVE YEARS ENDED      SINCE
                              AUGUST 31, 2004   AUGUST 31, 2004  INCEPTION(3)
                              ---------------  ----------------  ------------
Small Cap Value Fund               21.46%           21.12%          19.56%
Russell 2000 Value Index           19.49%           13.36%          11.84%
-----------------------------------------------------------------------------

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors LLC(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include the effect of fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers or assumption of fees and expenses. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period November 30, 1998 (commencement of operations) through August 31, 2004.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                              FUND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the period from March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 SMALL CAP VALUE FUND
                                              -------------------------------------------------------
                                               BEGINNING               ENDING           EXPENSES PAID
                                              ACCOUNT VALUE         ACCOUNT VALUE          DURING
                                              MARCH 1, 2004        AUGUST 31, 2004         PERIOD*
                                              -------------        ---------------      -------------
Actual                                          $1,000.00              $  979.80            $4.18
Hypothetical (5% return before expenses)         1,000.00               1,020.82             4.28

*Expenses are equal to the Fund's annualized expense ratio of 0.84%, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.02)% for the six-month period of March 1, 2004 to August 31, 2004.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2004


--------------------------------------------------------------------------------
SECURITY TYPE/                                             % OF        VALUE
INDUSTRY CLASSIFICATION                                 NET ASSETS    (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK
   Real Estate Investment Trusts .......................   11.2%   $ 22,042,556
   Banks ...............................................    6.9%     13,615,577
   Utilities ...........................................    6.3%     12,455,534
   Manufacturing .......................................    4.8%      9,555,312
   Chemicals - Specialty ...............................    4.7%      9,277,493
   Insurance - Property & Casualty .....................    3.9%      7,646,630
   Mortgage ............................................    3.6%      7,153,329
   Automobile Parts & Equipment ........................    3.4%      6,677,278
   Electronic Components &
       Accessories .....................................    3.3%      6,466,037
   Savings & Loan Associations .........................    2.9%      5,672,106
   Financial Services ..................................    2.8%      5,569,131
   Insurance - Health & Life ...........................    2.8%      5,523,464
   Transportation ......................................    2.8%      5,550,590
   Medical Instruments & Supplies ......................    2.5%      5,011,125
   Food & Agriculture ..................................    2.4%      4,659,177
   Airlines ............................................    2.3%      4,555,079
   Machinery ...........................................    2.3%      4,595,303
   Oil & Gas Field Exploration .........................    2.1%      4,183,903
   Oil Refining ........................................    2.0%      3,921,010
   Building & Building Materials .......................    1.9%      3,777,341
   Consumer Products ...................................    1.8%      3,455,657
   Retail - Specialty ..................................    1.8%      3,545,474
   Telecommunications Equipment
      & Services .......................................    1.7%      3,314,831
   Oil & Gas Equipment & Services ......................    1.6%      3,236,420
   Hospitals ...........................................    1.2%      2,318,688
   Packaging ...........................................    1.2%      2,390,232
   Residential Construction ............................    1.1%      2,262,255
   Restaurants .........................................    1.1%      2,178,180
   Commercial Services .................................    1.0%      1,917,755
   Data Processing .....................................    1.0%      1,925,174
   Printing ............................................    1.0%      1,924,798
   Semiconductors ......................................    1.0%      1,897,027
   Multimedia/Publishing ...............................    0.9%      1,686,135
   Home Furnishings ....................................    0.8%      1,500,120
   Apparel .............................................    0.6%      1,179,356
   Communication Equipment .............................    0.6%      1,222,875
   Health Care .........................................    0.6%      1,262,826
   Insurance ...........................................    0.5%      1,082,025


--------------------------------------------------------------------------------
SECURITY TYPE/                                             % OF        VALUE
INDUSTRY CLASSIFICATION                                 NET ASSETS    (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK--(CONTINUED)
   Paper & Allied Products .............................    0.5%   $    964,568
   Funeral Services ....................................    0.4%        760,677
   Internet Content ....................................    0.4%        886,285
   Steel ...............................................    0.4%        888,747
   Building Supplies ...................................    0.3%        622,436
   Computer Software ...................................    0.3%        521,346
   Electrical Equipment ................................    0.3%        555,561
   Metals ..............................................    0.3%        511,614
   Automobile ..........................................    0.2%        382,500
   Computer Services ...................................    0.2%        410,760
   Computer Peripherals ................................    0.1%        281,915
   Engineering .........................................    0.1%        244,530
   Services - Management
      Consulting .......................................    0.1%        189,645
   Waste Management ....................................    0.1%        219,648
REPURCHASE AGREEMENTS ..................................    3.8%      7,452,828
LIABILITIES IN EXCESS
   OF OTHER ASSETS .....................................   (1.9)%    (3,806,235)

NET ASSETS -- 100.% ....................................  100.0%   $197,294,628
                                                          =====    ============

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2004

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           COMMON STOCKS--98.1%
           AIRLINES--2.3%
  54,500   Alaska Air Group, Inc.* ............................    $  1,282,930
 107,500   ExpressJet Holdings, Inc.* .........................       1,155,625
 143,900   Northwest Airlines Corp.* ..........................       1,355,538
  57,217   Republic Airways Holdings, Inc.* ...................         760,986
                                                                   ------------
                                                                      4,555,079
                                                                   ------------
           APPAREL--0.6%
  13,600   Deckers Outdoor Corp.* .............................         399,296
  13,100   Kellwood Co. .......................................         478,150
  22,700   Skechers U.S.A., Inc., Class A* ....................         301,910
                                                                   ------------
                                                                      1,179,356
                                                                   ------------
           AUTOMOBILE--0.2%
  18,000   Lithia Motors, Inc., Class A .......................         382,500
                                                                   ------------
           AUTOMOBILE PARTS & EQUIPMENT--3.4%
  68,500   American Axle & Manufacturing Holdings,
             Inc. .............................................       2,321,465
  17,500   Midas, Inc.* .......................................         277,375
  12,400   Sonic Automotive, Inc. .............................         257,920
 121,900   Titan International, Inc. ..........................       1,188,525
 282,100   Visteon Corp. ......................................       2,631,993
                                                                   ------------
                                                                      6,677,278
                                                                   ------------
           BANKS--6.9%
  22,000   Capitol Bancorp, Ltd. ..............................         632,940
  44,000   Central Pacific Financial Corp. ....................       1,229,800
 104,700   Community Bank System, Inc. ........................       2,675,085
  13,100   First Republic Bank ................................         586,749
  44,200   Glacier Bancorp, Inc. ..............................       1,245,556
  28,000   Independent Bank Corp.-MA ..........................         838,320
  27,100   Independent Bank Corp.-MI ..........................         698,638
   9,600   National Penn Bancshares, Inc. .....................         289,056
  71,304   Pacific Capital Bancorp ............................       2,037,868
   2,500   Placer Sierra Bancshares* ..........................          48,875
  11,800   SNB Bancshares, Inc.* ..............................         132,042
  45,841   Sterling Financial Corp.* ..........................       1,520,088
  27,600   Susquehanna Bancshares, Inc. .......................         662,400
  35,600   Vineyard National Bancorp Co. ......................       1,018,160
                                                                   ------------
                                                                     13,615,577
                                                                   ------------
           BUILDING & BUILDING MATERIALS--1.9%
  51,077   Building Materials Holding Corp. ...................       1,155,362
  25,700   Eagle Materials, Inc. ..............................       1,668,187
  40,100   Perini Corp.* ......................................         605,510
   9,900   Washington Group International, Inc.* ..............         348,282
                                                                   ------------
                                                                      3,777,341
                                                                   ------------


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           BUILDING SUPPLIES--0.3%
  15,300   NCI Building Systems, Inc.* ........................    $    469,404
   4,700   York International Corp. ...........................         153,032
                                                                   ------------
                                                                        622,436
                                                                   ------------
           CHEMICALS - SPECIALTY--4.7%
 109,100   A. Schulman, Inc. ..................................       2,188,546
  18,135   Aceto Corp. ........................................         278,554
  31,900   Georgia Gulf Corp. .................................       1,210,605
  63,900   Lubrizol Corp. (The) ...............................       2,278,035
  26,100   Octel Corp. ........................................         578,376
   9,900   OM Group, Inc.* ....................................         337,095
 152,200   RPM International, Inc. ............................       2,406,282
                                                                   ------------
                                                                      9,277,493
                                                                   ------------
           COMMERCIAL SERVICES--1.0%
  15,400   Arbitron, Inc.* ....................................         596,904
  38,520   McGrath Rentcorp ...................................       1,320,851
                                                                   ------------
                                                                      1,917,755
                                                                   ------------
           COMMUNICATION EQUIPMENT--0.6%
 108,700   Digi International, Inc.* ..........................       1,222,875
                                                                   ------------
           COMPUTER PERIPHERALS--0.1%
  32,934   InFocus Corp.* .....................................         281,915
                                                                   ------------
           COMPUTER SERVICES--0.2%
  48,900   Tier Technologies, Inc., Class B* ..................         410,760
                                                                   ------------
           COMPUTER SOFTWARE--0.3%
  17,500   Progress Software Corp.* ...........................         352,450
  10,286   SS&C Technologies, Inc. ............................         168,896
                                                                   ------------
                                                                        521,346
                                                                   ------------
           CONSUMER PRODUCTS--1.8%
  75,400   American Greetings Corp., Class A* .................       1,814,878
  35,400   CSS Industries, Inc. ...............................       1,069,788
   9,700   Department 56, Inc.* ...............................         150,641
  13,298   RC2 Corp.* .........................................         420,350
                                                                   ------------
                                                                      3,455,657
                                                                   ------------
           DATA PROCESSING--1.0%
  17,600   Dendrite International, Inc.* ......................         227,040
  26,300   infoUSA, Inc.* .....................................         239,067
  57,084   NCO Group, Inc.* ...................................       1,459,067
                                                                   ------------
                                                                      1,925,174
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2004

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--0.3%
  15,700   Acuity Brands, Inc. ................................    $    361,257
   9,600   WESCO International, Inc.* .........................         194,304
                                                                   ------------
                                                                        555,561
                                                                   ------------
           ELECTRONIC COMPONENTS & ACCESSORIES--3.3%
  53,100   Bel Fuse, Inc., Class B ............................       2,010,897
  61,000   Electro Scientific Industries, Inc.* ...............       1,262,090
 158,570   Helix Technology Corp. .............................       2,158,138
  10,600   Macrovision Corp.* .................................         250,690
  15,371   Rofin-Sinar Technologies, Inc.* ....................         431,925
  34,337   SBS Technologies, Inc.* ............................         352,297
                                                                   ------------
                                                                      6,466,037
                                                                   ------------
           ENGINEERING--0.1%
   9,900   URS Corp.* .........................................         244,530
                                                                   ------------
           FINANCIAL SERVICES--2.8%
  48,000   ACE Cash Express, Inc.* ............................       1,313,280
 100,800   Cash America International, Inc. ...................       2,332,512
  44,200   CompuCredit Corp.* .................................         831,402
  48,900   World Acceptance Corp.* ............................       1,091,937
                                                                   ------------
                                                                      5,569,131
                                                                   ------------
           FOOD & AGRICULTURE--2.4%
  55,700   Chiquita Brands International, Inc.* ...............       1,049,388
  90,305   Nash Finch Co. .....................................       2,666,707
  37,100   Pilgrim's Pride Corp. ..............................         943,082
                                                                   ------------
                                                                      4,659,177
                                                                   ------------
           FUNERAL SERVICES--0.4%
 111,700   Stewart Enterprises, Inc., Class A* ................         760,677
                                                                   ------------
           HEALTH CARE--0.6%
  24,800   Sierra Health Services, Inc.* ......................       1,069,376
  10,600   WellCare Health Plans, Inc.* .......................         193,450
                                                                   ------------
                                                                      1,262,826
                                                                   ------------
           HOME FURNISHINGS--0.8%
  27,600   Bassett Furniture Industries, Inc. .................         518,880
  37,000   Hooker Furniture Corp. .............................         981,240
                                                                   ------------
                                                                      1,500,120
                                                                   ------------
           HOSPITALS--1.2%
 174,600   Select Medical Corp. ...............................       2,318,688
                                                                   ------------
           INSURANCE--0.5%
  67,500   Assured Guaranty, Ltd. .............................       1,082,025
                                                                   ------------


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           INSURANCE - HEALTH & LIFE--2.8%
  78,100   AmerUs Group Co. ...................................    $  3,113,066
 126,700   Phoenix Cos., Inc. (The) ...........................       1,334,151
  38,700   UICI ...............................................       1,076,247
                                                                   ------------
                                                                      5,523,464
                                                                   ------------
           INSURANCE - PROPERTY & CASUALTY--3.9%
  10,700   American Financial Group, Inc. .....................         315,115
 135,500   Bristol West Holdings, Inc. ........................       2,239,815
  63,123   IPC Holdings, Ltd. .................................       2,290,734
  83,300   Platinum Underwriters Holdings, Ltd. ...............       2,364,054
  18,800   PXRE Group, Ltd. ...................................         436,912
                                                                   ------------
                                                                      7,646,630
                                                                   ------------
           INTERNET CONTENT--0.4%
  47,100   EarthLink, Inc.* ...................................         471,471
  43,300   United Online, Inc.* ...............................         414,814
                                                                   ------------
                                                                        886,285
                                                                   ------------
           MACHINERY--2.3%
  34,600   Bucyrus International, Inc., Class A* ..............         914,478
  82,000   Cascade Corp. ......................................       2,115,600
  14,700   Flowserve Corp.* ...................................         337,218
  52,300   Stewart & Stevenson Services, Inc. .................         873,933
   9,800   Terex Corp.* .......................................         354,074
                                                                   ------------
                                                                      4,595,303
                                                                   ------------
           MANUFACTURING--4.8%
  88,300   Albany International Corp., Class A ................       2,573,945
     100   ESCO Technologies, Inc.* ...........................           6,435
  62,977   Matthews International Corp., Class A ..............       2,226,237
  10,200   Monaco Coach Corp. .................................         219,198
   9,150   Myers Industries, Inc. .............................         104,127
  19,900   Paxar Corp.* .......................................         402,776
  19,100   Penn Engineering & Manufacturing Corp. .............         364,810
 181,100   Walter Industries, Inc. ............................       2,687,524
  30,900   Winnebago Industries, Inc. .........................         970,260
                                                                   ------------
                                                                      9,555,312
                                                                   ------------
           MEDICAL INSTRUMENTS & SUPPLIES--2.5%
  46,500   Cantel Medical Corp.* ..............................       1,267,125
  17,000   Haemonetics Corp.* .................................         537,540
  37,400   Molecular Devices Corp.* ...........................         860,200
  50,600   Owens & Minor, Inc. ................................       1,239,700
  20,800   Respironics, Inc.* .................................       1,106,560
                                                                   ------------
                                                                      5,011,125
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2004

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           METALS--0.3%
  12,600   Century Aluminum Co.* ..............................    $    312,228
   5,700   Commercial Metals Co. ..............................         199,386
                                                                   ------------
                                                                        511,614
                                                                   ------------
           MORTGAGE--3.6%
 111,700   Flagstar Bancorp, Inc. .............................       2,411,603
  57,100   IndyMac Bancorp, Inc. ..............................       1,969,950
  64,400   LandAmerica Financial Group, Inc. ..................       2,771,776
                                                                   ------------
                                                                      7,153,329
                                                                   ------------
           MULTIMEDIA/PUBLISHING--0.9%
  36,300   R.H. Donnelley Corp.* ..............................       1,686,135
                                                                   ------------
           OIL & GAS EQUIPMENT & SERVICES--1.6%
  60,400   Dril-Quip, Inc.* ...................................       1,198,336
  19,200   FMC Technologies, Inc.* ............................         589,824
  41,900   Offshore Logistics, Inc.* ..........................       1,248,620
  12,400   Oil States International, Inc.* ....................         199,640
                                                                   ------------
                                                                      3,236,420
                                                                   ------------
           OIL & GAS FIELD EXPLORATION--2.1%
  29,200   Clayton Williams Energy, Inc.* .....................         520,344
  30,600   Forest Oil Corp.* ..................................         797,130
  12,400   Houston Exploration Co. (The)* .....................         636,740
  47,700   Southwestern Energy Co.* ...........................       1,696,689
  32,500   Vintage Petroleum, Inc. ............................         533,000
                                                                   ------------
                                                                      4,183,903
                                                                   ------------
           OIL REFINING--2.0%
  44,300   Giant Industries, Inc.* ............................         987,890
  60,200   Holly Corp. ........................................       1,232,896
  71,800   Tesoro Petroleum Corp.* ............................       1,700,224
                                                                   ------------
                                                                      3,921,010
                                                                   ------------
           PACKAGING--1.2%
  53,413   Silgan Holdings, Inc. ..............................       2,390,232
                                                                   ------------
           PAPER & ALLIED PRODUCTS--0.5%
  90,400   Buckeye Technologies, Inc.* ........................         964,568
                                                                   ------------
           PRINTING--1.0%
  26,300   Bowne & Co., Inc. ..................................         352,946
   5,600   Consolidated Graphics, Inc.* .......................         228,760
  71,900   Ennis, Inc. ........................................       1,343,092
                                                                   ------------
                                                                      1,924,798
                                                                   ------------
           REAL ESTATE INVESTMENT TRUSTS--11.2%
 149,400   American Financial Realty Trust ....................       2,099,070
 188,800   Associated Estates Realty Corp. ....................       1,769,056


--------------------------------------------------------------------------------
 SHARES/                                                              VALUE
  UNITS                                                              (NOTE 1)
--------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS--(CONTINUED)
  18,600   Boykin Lodging Co.* ................................    $    155,682
  39,300   CBL & Associates Properties, Inc. ..................       2,400,444
  70,300   Colonial Properties Trust ..........................       2,843,635
  20,400   Entertainment Properties Trust .....................         761,940
  75,800   HRPT Properties Trust ..............................         817,124
  54,800   Inland Real Estate Corp. ...........................         811,040
 125,800   LTC Properties, Inc. ...............................       2,254,336
  11,000   Mills Corp. (The) ..................................         560,340
 265,500   OMEGA Healthcare Investors, Inc. ...................       2,708,100
  10,600   Pennsylvania Real Estate Investment
             Trust ............................................         405,556
   9,000   PS Business Parks, Inc. ............................         357,750
   6,000   SL Green Realty Corp. ..............................         300,000
  33,600   Tanger Factory Outlet Centers, Inc. ................       1,481,760
  89,900   Taubman Centers, Inc. ..............................       2,316,723
                                                                   ------------
                                                                     22,042,556
                                                                   ------------
           RESIDENTIAL CONSTRUCTION--1.1%
 100,500   Levitt Corp., Class A ..............................       2,262,255
                                                                   ------------
           RESTAURANTS--1.1%
  30,000   CEC Entertainment, Inc.* ...........................       1,010,100
  74,400   Dave & Buster's, Inc.* .............................       1,168,080
                                                                   ------------
                                                                      2,178,180
                                                                   ------------
           RETAIL - SPECIALTY--1.8%
  24,000   Barnes & Noble, Inc.* ..............................         829,440
  24,200   Brown Shoe Co., Inc. ...............................         641,784
  12,000   Dress Barn, Inc. (The)* ............................         198,840
 114,172   Hollywood Entertainment Corp.* .....................       1,151,995
  11,000   J. Jill Group, Inc.* ...............................         198,990
  27,500   Ruddick Corp. ......................................         524,425
                                                                   ------------
                                                                      3,545,474
                                                                   ------------
           SAVINGS & LOAN ASSOCIATIONS--2.9%
  12,900   American Capital Strategies, Ltd. ..................         402,480
   4,100   Dime Bancorp, Inc., Litigation Tracking
             Warrants* ........................................             533
  12,500   Downey Financial Corp. .............................         673,375
  28,700   FirstFed Financial Corp.* ..........................       1,308,720
  49,993   Flushing Financial Corp. ...........................         903,374
  11,700   Hudson United Bancorp ..............................         423,657
  19,999   MAF Bancorp, Inc. ..................................         836,558
   4,400   PFF Bancorp, Inc. ..................................         162,360
  45,510   Republic Bancorp, Inc. .............................         669,452
   7,100   Westcorp ...........................................         291,597
                                                                   ------------
                                                                      5,672,106
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2004

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           SEMICONDUCTORS--1.0%
  59,200   ADE Corp.* .........................................    $  1,137,824
  19,900   Axcelis Technologies, Inc.* ........................         155,220
  49,553   FSI International, Inc.* ...........................         240,827
  10,600   Siliconix, Inc.* ...................................         363,156
                                                                   ------------
                                                                      1,897,027
                                                                   ------------
           SERVICES - MANAGEMENT CONSULTING--0.1%
  14,100   Clark, Inc.* .......................................         189,645
                                                                   ------------
           STEEL--0.4%
  41,800   Oregon Steel Mills, Inc.* ..........................         605,264
  19,700   Shiloh Industries, Inc.* ...........................         283,483
                                                                   ------------
                                                                        888,747
                                                                   ------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--1.7%
  26,000   Brightpoint, Inc.* .................................         344,500
  91,754   CT Communications, Inc. ............................       1,263,453
  30,300   Dycom Industries, Inc.* ............................         779,316
  26,300   InterDigital Communications Corp.* .................         410,017
  26,500   Polycom, Inc.* .....................................         517,545
                                                                   ------------
                                                                      3,314,831
                                                                   ------------
           TRANSPORTATION--2.8%
  13,390   Celadon Group, Inc.* ...............................         226,960
   8,800   Genesee & Wyoming, Inc., Class A* ..................         196,944
  23,800   Hub Group, Inc., Class A* ..........................         631,176
 105,300   Laidlaw International, Inc.* .......................       1,653,210
  66,100   Overseas Shipholding Group, Inc. ...................       2,842,300
                                                                   ------------
                                                                      5,550,590
                                                                   ------------
           UTILITIES--6.3%
 131,600   Avista Corp. .......................................       2,353,008
 209,500   CMS Energy Corp.* ..................................       2,011,200
  39,600   Energen Corp. ......................................       1,878,624
  49,300   Northeast Utilities ................................         945,081
  12,700   ONEOK, Inc. ........................................         299,212
  58,100   PNM Resources, Inc. ................................       1,241,597
  47,400   Southwest Gas Corp. ................................       1,118,640
   6,700   UGI Corp. ..........................................         228,872
 113,300   Westar Energy, Inc. ................................       2,379,300
                                                                   ------------
                                                                     12,455,534
                                                                   ------------
           WASTE MANAGEMENT--0.1%
  13,200   Metal Management, Inc.* ............................         219,648
                                                                   ------------
           Total Common Stocks
             (Cost $187,009,002) ..............................     193,648,035
                                                                   ------------


--------------------------------------------------------------------------------
  PRINCIPAL                                                           VALUE
AMOUNT (000'S)                                                       (NOTE 1)
--------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS--3.8%
  $2,417   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/04 to be
             repurchased at $2,416,751),
             0.78%, 09/01/04 (Note 6)** .......................    $  2,416,698
   5,036   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/04 to be
             repurchased at $5,036,347),
             1.55%, 09/01/04 (Note 7) .........................       5,036,130
                                                                   ------------
           Total Repurchase Agreements
             (Cost $7,452,828) ................................       7,452,828
                                                                   ------------
Total Investments -- 101.9%
   (Cost $194,461,830) ........................................     201,100,863
                                                                   ------------
Liabilities in Excess of Other Assets -- (1.9)% ...............      (3,806,235)
                                                                   ------------
Net Assets -- 100.0% ..........................................    $197,294,628
                                                                   ============

---------
*  Non-income producing.
** Investment purchased with collateral received for securities on loan.


The accompanying notes are an integral part of the financial statements.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2004

                                                                                                               SMALL CAP VALUE
                                                                                                                     FUND
                                                                                                               ---------------
ASSETS
   Investments, at value including collateral for securities on loan (Note 6)
      (Cost -- $194,461,830) ..............................................................................      $201,100,863
   Receivable for investments sold ........................................................................         8,996,506
   Dividends and interest receivable ......................................................................           262,712
   Receivable for Fund shares sold ........................................................................           294,713
   Prepaid expenses and other assets ......................................................................            11,378
                                                                                                                 ------------
      Total assets ........................................................................................       210,666,172
                                                                                                                 ------------
LIABILITIES
   Payable for investments purchased ......................................................................        10,430,179
   Payable upon return of securities loaned (Note 6) ......................................................         2,416,698
   Payable for Fund shares redeemed .......................................................................           303,000
   Investment advisory fee payable ........................................................................            90,395
   Accrued expenses and other liabilities .................................................................           131,272
                                                                                                                 ------------
      Total liabilities ...................................................................................        13,371,544
                                                                                                                 ------------
NET ASSETS
   Capital stock, $0.001 par value ........................................................................             9,916
   Additional paid-in capital .............................................................................       157,607,116
   Undistributed net investment income ....................................................................           463,033
   Accumulated net realized gain from investments .........................................................        32,575,530
   Net unrealized appreciation on investments .............................................................         6,639,033
                                                                                                                 ------------
   Net assets applicable to shares outstanding ............................................................      $197,294,628
                                                                                                                 ============
Shares outstanding ........................................................................................         9,916,438
                                                                                                                 ------------
Net asset value, offering and redemption price per share ..................................................            $19.90
                                                                                                                       ======


The accompanying notes are an integral part of the financial statements.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                             STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED AUGUST 31, 2004

                                                                                                               SMALL CAP VALUE
                                                                                                                     FUND
                                                                                                               ---------------
INVESTMENT INCOME
   Dividends* .......................................................................................            $  2,648,473
   Interest .........................................................................................                  47,910
   Securities lending (Note 6) ......................................................................                  23,660
                                                                                                                 ------------
      Total investment income .......................................................................               2,720,043
                                                                                                                 ------------
EXPENSES
   Investment advisory fees (Note 2) ................................................................               1,043,318
   Co-Administration fees and expenses ..............................................................                 374,672
   Administrative services fees .....................................................................                 297,903
   Transfer agent fees and expenses .................................................................                  89,955
   Printing .........................................................................................                  88,198
   Audit and legal fees .............................................................................                  69,430
   Custodian fees and expenses ......................................................................                  63,581
   Shareholder service fees .........................................................................                  37,448
   Directors' and officer's fees and expenses .......................................................                  25,182
   Federal and state registration fees ..............................................................                  19,335
   Other ............................................................................................                  12,274
                                                                                                                 ------------
      Total expenses before waivers .................................................................               2,121,296
      Less: waivers .................................................................................                (302,868)
                                                                                                                 ------------
      Net expenses after waivers ....................................................................               1,818,428
                                                                                                                 ------------
      Net Investment Income .........................................................................                 901,615
                                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investments ...............................................................              47,499,697
   Net change in unrealized appreciation on investments .............................................             (11,111,657)
                                                                                                                 ------------
   Net realized and unrealized gain on investments ..................................................              36,388,040
                                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................            $ 37,289,655
                                                                                                                 ============

---------------
* Net of foreign withholding taxes of $3,043.


The accompanying notes are an integral part of the financial statements.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          SMALL CAP VALUE
                                                                                                                FUND
                                                                                               -----------------------------------
                                                                                                        FOR THE FISCAL YEARS
                                                                                                           ENDED AUGUST 31,
                                                                                               -----------------------------------
                                                                                                   2004                   2003
                                                                                               ------------           ------------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income .............................................................         $    901,615           $    440,105
   Net realized gain from investments ................................................           47,499,697              7,190,545
   Net change in unrealized appreciation/(depreciation) on investments ...............          (11,111,657)            20,141,144
                                                                                               ------------           ------------
   Net increase in net assets resulting from
      operations .....................................................................           37,289,655             27,771,794
                                                                                               ------------           ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................................             (878,687)                  --
   Net realized capital gains ........................................................          (21,277,125)           (10,075,786)
                                                                                               ------------           ------------
   Total dividends and distributions to shareholders .................................          (22,155,812)           (10,075,786)
                                                                                               ------------           ------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (NOTE 5) ..............            1,664,203             32,420,258
                                                                                               ------------           ------------
   Total increase in net assets ......................................................           16,798,046             50,116,266

NET ASSETS
   Beginning of year .................................................................          180,496,582            130,380,316
                                                                                               ------------           ------------
   End of year* ......................................................................         $197,294,628           $180,496,582
                                                                                               ============           ============

----------
* Includes undistributed net investment income as follows:

                                                        FOR THE FISCAL YEARS
                                                           ENDED AUGUST 31,
                                                     ---------------------------
                                                       2004               2003
                                                     --------           --------
   Small Cap Value Fund ...........................  $463,033           $440,105


The accompanying notes are an integral part of the financial statements.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                              SMALL CAP VALUE FUND
                                                             ------------------------------------------------------------
                                                                         FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                             ------------------------------------------------------------
                                                               2004         2003         2002         2001         2000
                                                             --------     --------     --------      -------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ........................  $  18.46     $  16.86     $  17.61      $ 12.91      $ 12.86
                                                             --------     --------     --------      -------      -------
Net investment income/(loss) ..............................      0.09         0.05        (0.05)        0.02         0.15
Net realized and unrealized gain on investments
   and futures transactions, if any (1) ...................      3.67         2.90         1.71         4.79         1.32
                                                             --------     --------     --------      -------      -------
Net increase in net assets resulting from
   operations .............................................      3.76         2.95         1.66         4.81         1.47
                                                             --------     --------     --------      -------      -------
Dividends and distributions to shareholders from:
Net investment income .....................................     (0.09)          --        (0.02)       (0.14)       (0.10)
Net realized capital gains ................................     (2.24)       (1.41)       (2.58)          --        (1.32)
                                                             --------     --------     --------      -------      -------
Total dividends and distributions to shareholders .........     (2.33)       (1.41)       (2.60)       (0.14)       (1.42)
                                                             --------     --------     --------      -------      -------
Redemption fees (Note 5) ..................................      0.01         0.06         0.19         0.03           --*
                                                             --------     --------     --------      -------      -------
Net asset value, end of year ..............................  $  19.90     $  18.46     $  16.86      $ 17.61      $ 12.91
                                                             ========     ========     ========      =======      =======
Total investment return (2) ...............................     21.46%       20.51%       13.31%       37.97%       13.94%
                                                             ========     ========     ========      =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ...................  $197,295     $180,497     $130,380      $35,564      $13,481
Ratio of expenses to average net assets (3) ...............      0.92%        1.55%        1.73%        1.67%        1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any .............      1.07%        1.70%        1.88%        2.14%        2.34%
Ratio of net investment income/(loss) to average
   net assets (3) .........................................      0.45%        0.33%       (0.35)%       0.17%        1.35%
Portfolio turnover rate ...................................    366.70%      268.07%      275.73%      277.28%      256.28%

---------------
*   Amount is less than $0.01 per share.
(1) The amounts shown for a share  outstanding  throughout the respective years are not in accord with the changes in the aggregate  gains and  losses on  investments  during  the  respective  years  because  of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(3) Reflects waivers and expense reimbursements, if any.

The accompanying notes are an integral part of the financial statements.

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                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirteen active investment portfolios, including the n/i NUMERIC INVESTORS FAMILY OF FUNDS ("n/i numeric investors Family") which consists of four diversified portfolios: including the n/i NUMERIC INVESTORS Small Cap Value Fund (the "Fund").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
26.327 billion are currently classified into 101 classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Company currently has 20 active share classes that have begun investment operations. The active classes have been grouped into seven separate "families," six of which have begun investment operations.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close are used. Short-term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experience in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Numeric Investors LLC(R) (the Fund's "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next business day, so that the value of the collateral is not less than the repurchase price.
Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of the fund are charged directly to the fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net realized capital gains, if any, will be declared and recorded on the ex-dividend date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as the Fund's investment adviser. Numeric is entitled to a performance-based fee for its advisory services for the Fund calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based on the Fund's performance during the last rolling 12-month period. The Fund's net performance is compared with the performance of its benchmark index during that same rolling 12-month period. When the Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If the Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between the Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate would be + or
- 0.50% of average daily net assets which would be added to or deducted from the basic fee. For the fiscal year ended August 31, 2004, investment advisory fees were $1,043,318.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The staff of the Securities and Exchange Commission (the "SEC" or "Staff") notified RBB that the methodology used to calculate the performance-based investment advisory fee for the Small Cap Value Fund did not comply with the rules under the Investment Advisers Act of 1940, as amended, (the "Advisers Act") concerning performance fees. The rules under the Advisers Act require the performance rate to be applied to the average net assets over the performance period (a twelve-month rolling period for this Fund) rather than the average daily net assets in the most recent month, as was done previously.

Applying the revised methodology to the Small Cap Value Fund for the period since the inception of the performance fee (January 2001) indicates that Numeric overcharged the Small Cap Value Fund approximately $920,000. In addition, the Staff has indicated that interest of approximately $110,000 is also due on this amount. The following chart shows the pro forma impact to the Small Cap Value Fund had the revised methodology been applied to the computation of the advisory fee since January 2001:

------------------------------------------------------------------------------------------------------------------------
                              NET INCREASE            NET INCREASE
                              IN NET ASSETS           IN NET ASSETS
                             RESULTING FROM          RESULTING FROM
                               OPERATIONS              OPERATIONS           NET EXPENSE RATIO        NET EXPENSE RATIO
    FISCAL YEAR ENDED         (AS REPORTED)       (REVISED METHODOLOGY)       (AS REPORTED)        (REVISED METHODOLOGY)
------------------------------------------------------------------------------------------------------------------------
       08/31/2004             $37,289,655              $37,398,883                0.92%                    0.86%
------------------------------------------------------------------------------------------------------------------------
       08/31/2003              27,771,794               27,938,492                1.55%                    1.43%
------------------------------------------------------------------------------------------------------------------------
       08/31/2002               4,387,562                4,982,982                1.73%                    1.12%
------------------------------------------------------------------------------------------------------------------------
       08/31/2001               7,232,211                7,280,722                1.67%                    1.46%
------------------------------------------------------------------------------------------------------------------------

Note: The data above does not include interest assessment as determined by the SEC.

Commencing in September 2004, RBB began calculating the fee for the Small Cap Value Fund in accordance with the Advisers Act.

RBB and Numeric are currently in negotiations with the Staff to determine the method by which the overcharged amounts plus interest will be reimbursed to affected current and former shareholders of the Small Cap Value Fund. While the discussions with the Staff are ongoing, RBB and Numeric expect that an independent distribution agent will be appointed to establish a process under which affected current and former shareholders will be reimbursed directly by Numeric, outside the Fund. Accordingly, RBB and Numeric believe this process will have no impact on the Small Cap Value Fund.

The Fund will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for the Fund. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets subject to a

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


minimum monthly fee of $6,250. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million of the Fund's average daily net assets and 0.02% of the Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 2004, PFPC,  voluntarily  agreed to waive a
portion   of  its   co-administration   fees.   During   such   period,   PFPC's
co-administration fees and related waivers were as follows:

               TOTAL PFPC                                 NET PFPC
         CO-ADMINISTRATION FEES         PFPC       CO-ADMINISTRATION FEES
              AND EXPENSES            WAIVERS           AND EXPENSES
          ---------------------      ---------     ----------------------
                $257,119             $(44,686)            $212,433

For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This fee is allocated to each portfolio of RBB based on each portfolio's average net assets as a percentage of the total RBB related net assets. For the fiscal year ended August 31, 2004, the regulatory administrative services fee was $32,833 for the Fund.


In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. For the fiscal year ended August 31, 2004, transfer agency fees and expenses were $89,955 for the Fund.


PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors received a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

For the fiscal year ended August 31, 2004, PFPC Distributors voluntarily agreed to waive a portion of its administrative services fees for the Fund. During such period, administrative services fees were as follows:

                     TOTAL
                ADMINISTRATIVE                    NET ADMINISTRATIVE
                 SERVICES FEES       WAIVERS         SERVICES FEES
                --------------     ----------     ------------------
                   $297,903        $(258,182)           $39,721

The Fund owed PFPC and its affiliates $34,044 for their services as of August 31, 2004.

3. SHAREHOLDER SERVICES PLAN

The Board of Directors approved a Shareholder Services Plan which permits the Fund to pay fees to certain Shareholder Organizations of up to 0.25% of the average daily net assets of the Fund for which such Shareholder Organizations provide services for the benefit of customers.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INVESTMENT IN SECURITIES

For the fiscal year ended August 31, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                             PURCHASES           SALES
                           ------------      ------------
                           $711,667,900      $731,141,588

5. CAPITAL SHARE TRANSACTIONS

As of August 31, 2004, the Fund has 50,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital shares for the respective periods were as follows:


                                           SMALL CAP VALUE FUND
                       --------------------------------------------------------
                                FOR THE                    FOR THE
                           FISCAL YEAR ENDED          FISCAL YEAR ENDED
                            AUGUST 31, 2004            AUGUST 31, 2003
                       --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       ----------    ------------    ----------    ------------
Sales ...............   1,217,424    $ 23,769,320     5,928,003    $ 91,225,551
Repurchases .........  (2,173,217)    (42,265,254)   (4,558,315)    (68,285,924)
Reinvestments .......   1,092,619      20,160,137       676,704       9,480,631
                       ----------    ------------    ----------    ------------
Net increase ........     136,826    $  1,664,203     2,046,392    $ 32,420,258
                       ==========    ============    ==========    ============

There is a 2.00% redemption fee on shares redeemed which have been held for less than one year in the Fund. For the fiscal year ended August 31, 2004, these fees amounted to $132,053 for the Fund. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders and recorded as additional paid-in capital.

6. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral being maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the aggregate value of collateral by the Fund and pledged to borrowers at August 31, 2004, was as follows:

                        VALUE OF
                   SECURITIES ON LOAN     VALUE OF COLLATERAL
                   ------------------     -------------------
                       $12,586,182            $12,882,251

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Collateral pledged by borrowers for securities out on loan to broker/dealers is in the form of U.S. Treasury securities. Cash collateral received by the Fund is invested into repurchase agreements with Bear, Stearns & Co. Inc., which in turn are collateralized by various U.S. Treasury securities. The stated interest rate on repurchase agreements is net of rebate paid to the borrower on securities loaned.

Collateral for repurchase agreements in connection with securities lending at August 31, 2004 is listed below:

                                                                                      SMALL CAP VALUE FUND
                                                       -----------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT                                                ACCRUED
ISSUER                                                  (000'S)   INTEREST RATE   MATURITY    MARKET VALUE    INTEREST   TOTAL VALUE
------                                                 ---------  -------------   --------    ------------    --------   -----------
Related Collateral:
United States Treasury Bond ........................    $2,330        5.500%      08/15/28     $2,485,085      $5,695     $2,490,780

7. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc., outstanding at August 31, 2004:

                                                                                      SMALL CAP VALUE FUND
                                                       -----------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT                                                ACCRUED
ISSUER                                                  (000'S)   INTEREST RATE   MATURITY    MARKET VALUE    INTEREST   TOTAL VALUE
------                                                 ---------  -------------   --------    ------------    --------   -----------
United States Treasury Bond ........................    $4,850        5.500%      08/15/28     $5,172,816     $11,855    $5,184,671

8. FEDERAL INCOME TAX INFORMATION

At August 31, 2004, Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:

          FEDERAL TAX      UNREALIZED       UNREALIZED     NET UNREALIZED
             COST         APPRECIATION     DEPRECIATION     APPRECIATION
         ------------     ------------     ------------    --------------
         $196,288,524      $11,019,877     $(6,207,538)      $4,812,339

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

                          UNDISTRIBUTED     UNDISTRIBUTED
                            ORDINARY          LONG-TERM
                             INCOME             GAINS
                          -------------     -------------
                           $32,587,634       $2,277,622

At August 31, 2004, the Fund had no capital loss carryforwards available to offset future capital gains.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The tax character of dividends and distributions paid during the last two fiscal years was as follows:

                         ORDINARY        LONG-TERM
             YEAR         INCOME            GAINS             TOTAL
             ----      -----------       ----------        -----------
             2004      $19,379,463       $2,776,349        $22,155,812
             2003        8,972,686        1,103,100         10,075,786

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of n/i numeric investors Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund"), at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 11, 2005

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)


The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year (August 31, 2004) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2004, the following dividends and distributions per share were paid by the Fund:

                                                ORDINARY INCOME
                                        ---------------------------
                                        NET INVESTMENT   SHORT-TERM    LONG-TERM
FUND                                        INCOME          GAINS        GAINS
----                                    --------------   ----------    ---------
Small Cap Value Fund ................        $0.09          $1.95        $0.29

The percentage of total ordinary income dividends from the Small Cap Value Fund's qualifying for the corporate dividend received deduction is 14%.

This amount was reported to shareholders as income in 2003. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and was mailed in January 2005.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                        OTHER INFORMATION -- (UNAUDITED)


1. PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available without charge, upon request, by calling
(800) 348-5031 and on the Securities and Exchange Commission's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO SCHEDULES

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Fund Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Securities and Exchange Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                          PRIVACY NOTICE -- (UNAUDITED)


The n/i NUMERIC INVESTORS FAMILY OF FUNDS of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 348-5031.

March 2005

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                           FUND MANAGEMENT (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of Additional Information ("SAI") includes additional information about the Company's Directors and is available without charge, upon request, by calling (800) 348-5031.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                              POSITION(S)  TERM OF OFFICE                                              PORTFOLIOS IN       OTHER
    NAME, ADDRESS,               HELD       AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH           WITH FUND    TIME SERVED 1                   5 YEARS                     OVERSEEN BY       HELD BY
                                                                                                          DIRECTOR*       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky               Director   1988 to present  Since 1969, Director and Vice Chairman,          13          Director,
Comcast Corporation                                         Comcast Corporation (cable television and                    Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                    Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                Director   1988 to present  Since 2000, Vice President, Fox Chase            13            None
Fox Chase Cancer Center                                     Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman              Director   1991 to present  Since December 2000, Director, Gabelli           13            None
106 Pierrepont Street                                       Partners, L.P. (an investment
Brooklyn, NY  11201                                         partnership); Chief Operating Officer and
DOB: 5/21/48                                                member of the Board of Directors of
                                                            Outercurve Technologies (wireless
                                                            enabling services) until April 2001;
                                                            Chief Operating Officer and member of the
                                                            Executive Operating Committee of Warburg
                                                            Pincus Asset Management, Inc.; Executive
                                                            Officer and Director of Credit Suisse
                                                            Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various
                                                            investment companies advised by Warburg
                                                            Pincus Asset Management, Inc. until
                                                            September 15, 1999; Prior to 1997,
                                                            Managing Director of Warburg Pincus Asset
                                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees thirteen  portfolios of the Company that are currently offered for sale. The Company is authorized to offer five additional portfolios that had not commenced operations as of the date of this report.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                           FUND MANAGEMENT (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                              POSITION(S)  TERM OF OFFICE                                              PORTFOLIOS IN       OTHER
    NAME, ADDRESS,               HELD       AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH           WITH FUND    TIME SERVED 1                   5 YEARS                     OVERSEEN BY       HELD BY
                                                                                                          DIRECTOR*       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg             Director   1991 to present  Since 1974, Chairman, Director and               13           Director,
Moyco Technologies, Inc.                                    President, Moyco Technologies, Inc.                             Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                      Technologies,
Montgomeryville, PA 18936                                   industrial abrasives). Since 1999,                              Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS 2
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                Director   1991 to present  Since July 2002, Senior Vice President           13            None
Oppenheimer & Company, Inc.                                 and prior thereto, Executive Vice
200 Park Avenue                                             President of Oppenheimer & Co., Inc.,
New York, NY 10166                                          formerly Fahnestock & Co., Inc. (a
DOB: 4/16/38                                                registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall              Director   2002 to present  Director of PFPC Inc. from January 1987          13            None
400 Bellevue Parkway                                        to April 2002, Chairman and Chief
Wilmington, DE 19809                                        Executive Officer of PFPC Inc. until
DOB: 9/25/38                                                April 2002, Executive Vice President of
                                                            PNC Bank, National Association from
                                                            October 1981 to April 2002, Director of
                                                            PFPC International Ltd. (financial
                                                            services) from August 1993 to April 2002,
                                                            Director of PFPC International (Cayman)
                                                            Ltd. (financial services) from September
                                                            1996 to April 2002; Governor of the
                                                            Investment Company Institute (investment
                                                            company industry trade organization) from
                                                            July 1996 to January 2002; Director of
                                                            PNC Asset Management, Inc. (investment
                                                            advisory) from September 1994 to March
                                                            1998; Director of PNC National Bank from
                                                            October 1995 to November 1997; Director
                                                            of Haydon Bolts, Inc. (bolt manufacturer)
                                                            and Parkway Real Estate Company
                                                            (subsidiary of Haydon Bolts, Inc.) since
                                                            1984.
------------------------------------------------------------------------------------------------------------------------------------

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                           FUND MANAGEMENT (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                              POSITION(S)  TERM OF OFFICE                                              PORTFOLIOS IN       OTHER
    NAME, ADDRESS,               HELD       AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH           WITH FUND    TIME SERVED 1                   5 YEARS                     OVERSEEN BY       HELD BY
                                                                                                          DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President   1991 to present  Certified Public Accountant; Vice                N/A            N/A
400 Bellevue Parkway              and           and         Chairman of the Board, Fox Chase Cancer
4th Floor                      Treasurer   1988 to present  Center; Trustee Emeritus, Pennsylvania
Wilmington, DE 19809                                        School for the Deaf; Trustee Emeritus,
DOB: 6/29/24                                                Immaculata University; President or Vice
                                                            President and Treasurer of various
                                                            investment companies advised by
                                                            subsidiaries of PNC Bank Corp. from 1981
                                                            to 1997; Managing General Partner,
                                                            President since 2002, Treasurer since
                                                            1981 and Chief Compliance Officer since
                                                            September 2004 of Chestnut Street
                                                            Exchange Fund; and Director of the
                                                            Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                  Secretary   Since 2005       Since 2003, Vice President and Associate         N/A            N/A
301 Bellevue Parkway                                        Counsel, PFPC Inc. (financial services
2nd Floor                                                   company); Associate, Stradley, Ronon,
Wilmington, DE 19809                                        Stevens & Young, LLC (law firm) from
DOB: 5/19/74                                                2001-2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief    Since 2004       Senior Legal Counsel, PFPC Inc. from 2002        N/A            N/A
Vigilant Compliance            Compliance                   to 2004; Chief Legal Counsel, Corviant
186 Dundee Drive, Suite 700     Officer                     Corporation (Investment Adviser,
Williamstown, NJ 08094                                      Broker/Dealer and Service Provider to
DOB: 12/25/62                                               Investment Advisers and Separate
                                                            Accountant Providers) from 2001 to 2002;
                                                            Partner, Pepper Hamilton LLP (law firm)
                                                            from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal.  Each officer holds office at the pleasure of the Board of Directors  until the next annual  meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
2 Messrs.  Carnall and Sablowsky  are  considered  "interested  persons" of the Company as that term is defined in the 1940 Act. Mr.
  Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market  Portfolio,  BlackRock  Institutional  Management  Corporation  and the Company's  principal underwriter,  PFPC  Distributors,  Inc. are indirect  subsidiaries  of The PNC Financial  Services  Group,  Inc. Mr.  Sablowsky is
  considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                   (LOGO)
            n/i NUMERIC INVESTORS
               FAMILY OF FUNDS
              [GRAPHIC OMITTED]

             One Memorial Drive
             Cambridge, MA 02142

          1-800-numeric [686-3742]
           http://www.numeric.com


      INVESTMENT ADVISER
           Numeric Investors LLC(R)
           One Memorial Drive
           Cambridge, MA 02142

      CO-ADMINISTRATORS
           Bear Stearns Funds Management Inc.
           383 Madison Avenue
           New York, NY 10179

           PFPC Inc.
           Bellevue Corporate Center
           301 Bellevue Parkway
           Wilmington, DE 19809

      DISTRIBUTOR
           PFPC Distributors,Inc.
           760 Moore Road
           King of Prussia, PA 19406

      CUSTODIAN
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 08540

      TRANSFER AGENT
           PFPC Inc.
           301 Bellevue Parkway
           Wilmington, DE 19809

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           PricewaterhouseCoopers LLP
           Two Commerce Square
           Philadelphia, PA 19103

      COUNSEL
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103


This report is submitted for the general information of the shareholders of each Fund.Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data provided in the report.

                                     (LOGO)
                              n/i NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts and each of them is "independent."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $251,000 for 2003 and $260,500 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $17,500 for 2003 and $850 for 2004 - for out-of-pocket expenses related to the audit.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,500 for 2003 and $5,100 for 2004 - for excise tax review.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

              1. PRE-APPROVAL REQUIREMENTS OF THE COMPANY. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

              2. PRE-APPROVAL REQUIREMENTS OF AFFILIATES. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

              3. DELEGATION. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

              4. PROHIBITED SERVICES. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2003 and $0 for 2004.

   (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2)     Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)     Not applicable.


   (b)        Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The RBB Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*       /s/ Edward J. Roach
                         -------------------------------------------------------
                            Edward J. Roach, President & Treasurer
                            (principal executive officer)

Date          March 16, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*       /s/ Edward J. Roach
                         -------------------------------------------------------
                            Edward J. Roach, President & Treasurer
                            (principal executive & principal financial officer)

Date          March 16, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.